United States
                       Securities and Exchange Commission




                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29,2004
                                                 -------------

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware                              0-15535                     13-3115216
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(State or other jurisdiction         (Commission             (IRS Employer of
incorporation)                       File number)            Identification No.)

711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

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         (Former name or former address, in changed since last report.)



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Tables of Contents
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Item 7. Financial Statements and Exhibits
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     (c)  Exhibits:

     The following exhibit is filed herewith pursuant to the disclosure included under Item 12 of this Form 8-K.


Exhibit
Number                           Description
================================================================================

99.1              Text of press release issued by Lakeland Industries, Inc.
                  dated April 29, 2004, titled, "Lakeland Reports Record Earnings Comparisons for the 12 and 3 Months Ended January 31, 2004."

Item 12. Regulation FD Disclosure

     On April 29, 2004 the Registrant announced its consolidated financial results for the year ended January 31, 2004. A copy of the Registrant's new release is furnished as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, or incorporated by reference in any registration statement filed by the registrant under the Securities Act of 1933, as amended.




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                                    SIGANTURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LAKELAND INDUSTRIES, INC.

Date: April 29, 2004                        By:      /s/ Christopher J. Ryan
                                                     ---------------------------
                                                     Christopher J. Ryan
                                                     President